Q3 Fiscal 2019 Letter to Shareholders

# Personal Styling for Everybody

Our 3.1 million clients reflect a diverse mix of ages, style and price preferences, Fix cadences, geographies, and body types.
Below are examples of five clients who are representative of our active client base.



**JASON, 34 (Oregon)**

- Fixes received to date: 8
- Shops at Gap, American Eagle, J.Crew, and Levi's
- Athletic build, with fit challenges in shoulder and shirt collar (too tight)

Joined: July 2018
19 items purchased, $1,180 total spent

*Enrolled in Style Pass in September 2018*



**RACHEL, 22 (Virginia)**

- Fixes received to date: 5
- Lower price point preferences
- Joined to save time, and try items she wouldn't normally select
- Student looking for clothes to wear for upcoming job interviews

Joined: December 2018
17 items purchased, $770 total spent

*Rachel referred her 65 year-old mother in April 2019, who purchased all five items in her first Fix*



**JOANNE, 68 (New Mexico)**

- Fixes received to date: 6
- High price point preferences
- Shops at Nordstrom, Neiman Marcus, and local boutiques
- Wants to discover new trends and get expert advice

Joined: November 2018
27 items purchased, $1,588 total spent

*Frequently stays engaged through Style Shuffle, enabling us to better personalize each Fix*



**EMILY, 42 (Missouri)**

- Fixes received to date: 37
- Plus client
- Plus fit challenges: curvy at waist
- Enjoys interesting prints and textures, as well as statement jewelry

Joined: January 2016
138 items purchased $6,610 total spent

*In 17 of Emily's 37 Fixes, she has purchased all five items*



**MICHELLE, 34 (Oklahoma)**

- Michelle's Fixes to date: 32
- Likes to be adventurous with her style: "I love getting items I usually wouldn't pick for myself"
- Styled Michelle through two job changes and pregnancy

Joined: February 2015
89 items purchased, $5,338 total spent

**EVAN, MICHELLE'S SON, 6**

- Evan's Fixes to date: 4
- Michelle shared that Evan is sporty, confident and "loves comfortable clothes but with style"
- Evan is "getting more independent about selecting his clothes"

First Fix: July 2018
32 items purchased, $572 total spent

*Note: Profiles are real clients with names and pictures changed to protect their privacy.*

Q3 Fiscal 2019 Highlights: • We delivered $408.9 million in net revenue, representing 29.1% year-over-year growth, $7.0 million in net income, and $(0.3) million in adjusted EBITDA1 in Q3’19. We achieved these results as we continued to invest in category expansion, technology headcount, and marketing. • We grew our active client count to 3.1 million as of April 27, 2019, an increase of 445,000 or 16.6% year over year. • We continued to focus on acquiring high-quality clients, which has driven stronger retention in Women’s. • We significantly improved Men’s gross margins through enhancements to our merchandise offering and continued scale. • We delivered strong client and business outcomes through Style Pass. • We launched our U.K. offering in May, after quarter end. Dear Shareholder: We are pleased to share our results for Q3 fiscal 2019, which ended April Q3’19 Highlights 27, 2019. We reached 3.1 million active clients, a 16.6% increase year- over-year, and grew net revenue to $408.9 million, a 29.1% increase year ACTIVE CLIENTS over year. 3.1 million During the quarter, we generated net income of $7.0 million, diluted 16.6% YoY growth earnings per share of $0.07, and adjusted EBITDA of $(0.3) million. As we look back on our third quarter, we wanted to highlight key themes NET REVENUE in this letter, including our focus on attracting and serving high-quality clients and our success in scaling newer categories and initiatives. These $408.9 million 29.1% YoY growth themes align closely with our strategic pillars: expanding relationships with existing clients, attracting new clients, and growing our market opportunity. GROSS PROFIT $184.4 million 45.1% of net revenue NET INCOME $7.0 million 1.7% of net revenue ADJUSTED EBITDA1 $(0.3) million (0.1)% of net revenue 1 We define adjusted EBITDA as net income excluding interest income, other income, net, provision for income taxes, depreciation and amortization, and, when present, the remeasurement of preferred stock warrant liability. For more information regarding adjusted EBITDA and the other non-GAAP financial measures discussed in this letter, please see the reconciliations of our non-GAAP measurements to their most directly comparable GAAP-based financial measurements included at the end of this letter. 3

Q3’19 Business Highlights: We continued to focus on acquiring high-quality clients, which has driven stronger retention in Women’s. In addition to delighting our large base of repeat clients, we remain focused on attracting high-quality clients whom we can serve well from the outset. Through predictive algorithms, we believe we’re better able to reach clients who possess attributes that drive long-term relationships. By focusing on new client health, we’ve improved client outcomes and retention in Women’s. To measure our success in attracting high-quality clients, we analyze clients’ first Fix experience and longer term retention. We evaluate first Fix success by measuring the percent of clients who purchase at least one item in their first Fix and say they look forward to their next Fix. This figure allows us to measure our ability to acquire the right clients and to deliver on our promise to those clients. In Q3’19, this number improved approximately 8% year over year in Women’s, which was the fourth consecutive quarter of year-over-year growth. Importantly, we’ve found that positive first Fix experiences are often indicative of stronger client retention, revenue per client, and engagement. As evidence, Women's clients who joined us in fiscal 2019 year to date have demonstrated higher retention rates than the comparable 2018 cohort. We’re excited to drive enhancements like this in Women’s not only because it is our largest category, but also because these learnings can often be applied to our other offerings. We significantly improved Men’s gross margins through enhancements to our merchandise offering and continued scale. Our Men’s category, which launched in September 2016, continues to benefit from strong product/market fit and increasing scale, both of which are driving favorable business results. In the last 12 months, we have significantly increased Men’s gross margins by strengthening our Men’s assortment and increasing the mix of our Exclusive Brands (EB). In addition, we’ve expanded the number of U.S. warehouses that carry Men’s merchandise from two to three, improving shipping costs and benefiting gross margins. Our improved Men’s assortment reflects rich client feedback from our growing male client base. Most recently, we used this data to enhance our assortment across categories like Activewear and Tailored. In Activewear, we responded to style profile feedback by expanding our assortment versatility and incorporating affordable, accessible performance attributes such as moisture wicking, anti-odor, and UV protection. In Tailored, which includes our Men’s workwear and special occasion offering, we used client fit feedback to revise our EB fit blocks, which resulted in higher fit and style scores. Our ongoing improvements in Men’s have resulted in year-over-year increases in keep rate in every quarter going back to our launch of the category in Q1’17. 4

The success of our EB offering, which now comprises more than one third of our Men’s revenue, also contributed to gross margin improvement in Q3’19. We’ve created multiple brands that look and feel like standalone brands, each with its own brand identity and strong point of view. Each brand was created to address specific gaps in the market in both style and price. We’ve been pleased by the strong success rates we’ve driven across our EB assortment, resulting in faster inventory turns and strong gross margins. The growth and performance of Men’s serves as a strong reference point as we look ahead to scaling our recently launched Kids and U.K. categories. We delivered strong client and business outcomes through Style Pass. We recently celebrated the first anniversary of Style Pass. As a reminder, in early 2018 we introduced Style Pass to select Men’s and Women’s clients, offering unlimited styling for a $49 fee that is also credited towards any items the client purchases. As of Q3’19, we are pleased to share that Style Pass has reduced friction from the client experience and delivered better client and business outcomes. Specifically, the program improved client retention, grew average revenue per client, and increased client satisfaction as compared to non-Style Pass clients. In addition, one-year renewal rates for Style Pass have exceeded 70% across both Men’s and Women’s clients. We will continue to roll out Style Pass to clients in a disciplined manner to ensure that the program benefits both our clients and business. 5

# Q3’19 Financial Highlights:

Our Q3’19 results demonstrate our continued commitment to balancing growth while making measured investments for the long term. We grew net revenue by 29.1% compared to Q3’18, expanded our gross margins year over year, scaled our existing categories, and prepared for our international launch in May. During the quarter, we also continued to fund investments for the long term, enabled by our capital-light model, inventory management focus, and positive free cash flow.[2]

## Active Clients

We grew our active client count to 3.1 million as of April 27, 2019, an increase of 445,000 or 16.6% year over year. We define an active client as a client who checked out a Fix in the preceding 12-month period, measured as of the last date of that period. A client checks out a Fix when he or she indicates which items he or she is keeping through our mobile app or website. We consider each Men’s, Women’s or Kids account as a client, even if they share the same household.



ACTIVE CLIENTS (000s)
2,688
2,742
2,930
2,961
3,133
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19

## Net Revenue

We grew our net revenue to $408.9 million in Q3’19, compared to $316.7 million in Q3’18, an increase of 29.1% year over year. This performance reflected growth in both active clients and net revenue per active client, which were largely driven by healthy year-over-year growth in Women’s and continued scaling of Men’s.

For the 12 months ended April 27, 2019, net revenue per active client was $467, an increase of 7.7% compared to the prior year. This represented the fourth consecutive quarter of net revenue per active client growth, and was largely driven by continued strength and improving retention in our Women’s category, as well as success in our ongoing strategic initiatives.



NET REVENUE ($M)3
$316.7
$318.3
$366.2
$370.3
$408.9
Q3'18
Q4'18
Q1'19
Q2'19
Q3'19

## Gross Margin

Q3’19 gross margin was 45.1%, compared to 43.6% in Q3’18, an increase of 150 basis points. This represents the fifth consecutive quarter of year-over-year gross margin improvement. This strength was driven by both lower clearance activity and lower shrink expense year over year.



GROSS MARGIN (%)
44.3%
44.5%
43.7%
43.6%
45.1%
FY'16
FY'17
FY'18
Q3'18
Q3'19

---

*[2] We define free cash flow as cash flows provided by operating activities reduced by purchases of property and equipment that are included in cash flows used in investing activities.*

*[3] Discounts, sales tax, and estimated refunds are deducted from revenue to arrive at net revenue.*

6

## Selling, General & Administrative Expenses

Q3'19 SG&A was $189.0 million, or 46.2% of net revenue, compared to Q3'18 SG&A of $128.5 million, or 40.6% of net revenue, an increase of 560 basis points. This increase was driven by our investments in marketing, our recent U.K. launch, as well as talent and the associated stock-based compensation expenses as we expanded our data science and engineering teams.

*Advertising.* We continue to make strategic and measured marketing investments. In Q3'19, we invested in both performance marketing and our first integrated brand campaign. Q3'19 advertising expense was $50.4 million, or 12.3% of net revenue, which included $16.2 million related to our integrated brand campaign. In Q3'18, our advertising expense was $25.2 million or 8.0% of net revenue.[4]


SG&A (%)
35.5%
41.2%
40.2%
40.6%
46.2%
FY'16
FY'17
FY'18
Q3'18
Q3'19

## Net Income and Earnings Per Share

Q3'19 net income was $7.0 million, or 1.7% of net revenue, compared to Q3'18 net income of $9.5 million, or 3.0% of net revenue, a decrease of 130 basis points. Q3'19 diluted earnings per share and non-GAAP diluted earnings per share were $0.07. In Q3'18, diluted earnings per share and non-GAAP diluted earnings per share were $0.09.[5,6]


NET INCOME (LOSS) ($M)
$33.2
($.6)
$44.9
$9.5
$7.0
FY'16
FY'17
FY'18
Q3'18
Q3'19

## Adjusted EBITDA

Q3'19 adjusted EBITDA was $(0.3) million, or (0.1)% of net revenue, compared to Q3'18 adjusted EBITDA of $12.4 million, or 3.9% of net revenue, a decline of 400 basis points. This decline in adjusted EBITDA margin was driven by our investments in marketing, in talent across our data science organization, and in support of our U.K. launch. Note that we do not exclude stock-based compensation expense, which we consider to be a real cost of running the business, in our adjusted EBITDA calculation.


ADJUSTED EBITDA ($M)[7]
$72.6
$60.6
$53.6
$12.4
($.3)
FY'16
FY'17
FY'18
Q3'18
Q3'19

## Inventory and Free Cash Flow

In fiscal 2019 year to date, we have turned inventory at a rate of approximately six times annually on a merchandise cost basis and delivered inventory growth that outpaced revenue growth as we invested in inventory levels to support higher client demand. In fiscal 2019 year to date, our capital expenditures totaled $24.5 million, or 2.1% of net revenue, while we generated free cash flow of $50.7 million.[8]

*For more information regarding the non-GAAP financial measures discussed in this letter, please see "Non-GAAP Financial Measures," below, including the reconciliations of our non-GAAP measures to their most directly comparable GAAP financial measures included at the end of this letter.*

[4] *Advertising expenses include the costs associated with the production of advertising, television, radio, and online advertising.*

[5] *All earnings per share figures reflect amounts attributable to common stockholders.*

[6] *We define non-GAAP EPS attributable to common stockholders - diluted as EPS attributable to common stockholders - diluted excluding, when present, the per share impact of the remeasurement of preferred stock warrant liability and the remeasurement of our net deferred tax assets in relation to the adoption of the Tax Cuts and Jobs Act of 2017 (the "Tax Act").*

[7] *We define adjusted EBITDA as net income excluding interest income, other income, net, provision for income taxes, depreciation and amortization, and, when present, the remeasurement of preferred stock warrant liability.*

[8] *We define free cash flow as cash flows provided by operating activities reduced by purchases of property and equipment that are included in cash flows used in investing activities.*

7

Guidance: Our financial outlook for Q4’19 and fiscal year 2019, which ends on August 3, 2019, is as follows: Q4’19 Net Revenue $425 – $435 million 34% – 37% YoY growth Adjusted EBITDA $5 – $10 million 1.2% – 2.3% margin FY’19 Net Revenue $1.57 – $1.58 billion 28% – 29% YoY growth Adjusted EBITDA $38 – $43 million 2.4% – 2.7% margin We are raising our Q4 and full year net revenue and adjusted EBITDA estimates as shown above, based on our expectations for continued momentum in net revenue per active client and consistent growth in active clients. As a reminder, fiscal 2019 is a 53-week year with Q4’19 consisting of 14 weeks. Our guidance is reflective of this additional week. We have not reconciled our adjusted EBITDA outlook to GAAP net income (loss) because we do not provide an outlook for GAAP net income (loss) due to the uncertainty and potential variability of other income, net, and provision for (benefit from) income taxes, which are reconciling items between adjusted EBITDA and GAAP net income (loss). Because such items cannot be reasonably predicted, we are unable to provide a reconciliation of the non-GAAP financial measure outlook to the corresponding GAAP measure. However, such items could have a significant impact on GAAP net income (loss). 8

Closing We will host a conference call and earnings webcast at 2:00pm Pacific time/5:00pm Eastern time today to discuss these results. Interested MEDIA CONTACT media@stitchfix.com parties can access the call by dialing 800-458-4121 in the U.S. or 323- 794-2093 internationally, using conference code 3401344. A live INVESTOR RELATIONS CONTACT webcast will also be available on Stitch Fix’s investor relations website ir@stitchfix.com at investors.stitchfix.com. Thank you for taking the time to read our letter, and we look forward to your questions on our call this afternoon. Sincerely, Katrina Lake, Founder and CEO Mike Smith, President and COO Paul Yee, CFO 9

Stitch Fix, Inc. Condensed Consolidated Balance Sheets (Unaudited) (In thousands, except share and per share amounts) April 27, 2019 July 28, 2018 Assets Current assets: Cash and cash equivalents $ 143,829 $ 297,516 Restricted cash 250 250 Short-term investments 147,779 — Inventory, net 110,100 85,092 Prepaid expenses and other current assets 40,639 34,148 Total current assets 442,597 417,006 Long-term investments 62,919 — Property and equipment, net 52,715 34,169 Deferred tax assets 17,436 14,107 Restricted cash, net of current portion 12,600 12,600 Other long-term assets 3,215 3,703 Total assets $ 591,482 $ 481,585 Liabilities and Stockholders’ Equity Current liabilities: Accounts payable $ 99,727 $ 79,782 Accrued liabilities 66,039 43,037 Gift card liability 7,660 6,814 Deferred revenue 12,962 8,870 Other current liabilities 2,664 3,729 Total current liabilities 189,052 142,232 Deferred rent, net of current portion 16,811 15,288 Other long-term liabilities 10,484 8,993 Total liabilities 216,347 166,513 Stockholders’ equity: Class A common stock, $0.00002 par value 1 1 Class B common stock, $0.00002 par value 1 1 Additional paid-in capital 265,547 235,312 Accumulated other comprehensive income 91 — Retained earnings 109,495 79,758 Total stockholders’ equity 375,135 315,072 Total liabilities and stockholders’ equity $ 591,482 $ 481,585 10

Stitch Fix, Inc. Condensed Consolidated Statements of Operations and Comprehensive Income (Unaudited) (In thousands, except share and per share amounts) For the Three Months Ended For the Nine Months Ended April 27, 2019 April 28, 2018 April 27, 2019 April 28, 2018 Revenue, net $ 408,893 $ 316,741 $ 1,145,409 $ 908,210 Cost of goods sold 224,445 178,535 632,644 513,606 Gross profit 184,448 138,206 512,765 394,604 Selling, general, and administrative expenses 189,015 128,454 491,024 359,696 Operating income (loss) (4,567) 9,752 21,741 34,908 Remeasurement of preferred stock warrant liability — — — (10,685) Interest income (1,463) (111) (4,032) (147) Other income, net (391) (98) (964) (97) Income (loss) before income taxes (2,713) 9,961 26,737 45,837 Provision (benefit) for income taxes (9,761) 474 (2,965) 19,221 Net income $ 7,048 $ 9,487 $ 29,702 $ 26,616 Other comprehensive income: Change in unrealized gain on available-for-sale securities, net of tax 140 — 162 — Foreign currency translation (190) — (71) — Total other comprehensive income (loss), net of tax (50) — 91 — Comprehensive income $ 6,998 $ 9,487 $ 29,793 $ 26,616 Net income attributable to common stockholders: Basic $ 7,048 $ 9,458 $ 29,681 $ 19,065 Diluted $ 7,048 $ 9,459 $ 29,682 $ 11,413 Earnings per share attributable to common stockholders: Basic $ 0.07 $ 0.10 $ 0.30 $ 0.28 Diluted $ 0.07 $ 0.09 $ 0.29 $ 0.15 Weighted-average shares used to compute earnings per share attributable to common stockholders: Basic 100,301,078 97,055,573 99,619,426 68,596,978 Diluted 103,615,159 101,847,521 103,575,702 74,281,211 11

Stitch Fix, Inc. Condensed Consolidated Statements of Cash Flow (Unaudited) (In thousands) For the Nine Months Ended April 27, 2019 April 28, 2018 Cash Flows from Operating Activities Net income $ 29,702 $ 26,616 Adjustments to reconcile net income to net cash provided by operating activities: Deferred income taxes (3,832) 5,775 Remeasurement of preferred stock warrant liability — (10,685) Inventory reserves 2,805 3,928 Stock-based compensation expense 23,815 10,277 Depreciation and amortization 10,191 7,538 Loss on disposal of property and equipment 24 146 Change in operating assets and liabilities: Inventory (27,818) (18,558) Prepaid expenses and other assets (5,969) (407) Accounts payable 20,083 29,594 Accrued liabilities 18,504 1,857 Deferred revenue 4,288 3,118 Gift card liability 1,251 1,495 Other liabilities 2,164 802 Net cash provided by operating activities 75,208 61,496 Cash Flows from Investing Activities Purchases of property and equipment (24,517) (12,026) Purchases of securities available-for-sale (233,151) — Sales of securities available-for-sale 2,414 — Maturities of securities available-for-sale 21,500 — Net cash used in investing activities (233,754) (12,026) Cash Flows from Financing Activities Proceeds from initial public offering, net of underwriting discounts paid — 129,046 Proceeds from the exercise of stock options, net 9,284 2,074 Payments for tax withholding related to vesting of restricted stock units (4,350) (402) Repurchase of Class B common stock related to early exercised options — (39) Net cash provided by financing activities 4,934 130,679 Net increase (decrease) in cash, cash equivalents, and restricted cash (153,612) 180,149 Effect of exchange rate changes on cash (75) — Cash, cash equivalents, and restricted cash at beginning of period 310,366 119,958 Cash, cash equivalents, and restricted cash at end of period $ 156,679 $ 300,107 Components of Cash, Cash Equivalents, and Restricted Cash Cash and cash equivalents $ 143,829 $ 287,257 Restricted cash – current portion 250 — Restricted cash – long-term portion 12,600 12,850 Total cash, cash equivalents, and restricted cash $ 156,679 $ 300,107 Supplemental Disclosure Cash paid for income taxes $ 191 $ 9,583 Supplemental Disclosure of Non-Cash Investing and Financing Activities: Purchases of property and equipment included in accounts payable and accrued liabilities $ 4,166 $ 891 Capitalized stock-based compensation $ 1,277 $ 520 Vesting of early exercised options $ 209 $ 546 Conversion of preferred stock upon initial public offering $ — $ 42,222 Reclassification of preferred stock warrant liability upon initial public offering $ — $ 15,994 Deferred offering costs paid in prior year $ — $ 1,879 12

Non-GAAP Financial Measures We report our financial results in accordance with generally accepted accounting principles in the United States (“GAAP”). However, management believes that certain non-GAAP financial measures provide users of our financial information with additional useful information in evaluating our performance. Management believes that excluding certain items that may vary substantially in frequency and magnitude period-to-period from net income and earnings per share (“EPS”) provides useful supplemental measures that assist in evaluating our ability to generate earnings and to more readily compare these metrics between past and future periods. Management also believes that adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, and that this supplemental measure facilitates comparisons between companies. We believe free cash flow is an important metric because it represents a measure of how much cash from operations we have available for discretionary and non-discretionary items after the deduction of capital expenditures. These non-GAAP financial measures may be different than similarly titled measures used by other companies. For instance, we do not exclude stock-based compensation expense from adjusted EBITDA or non-GAAP net income. Stock-based compensation is an important part of how we attract and retain our employees, and we consider it to be a real cost of running the business. Our non-GAAP financial measures should not be considered in isolation from, or as substitutes for, financial information prepared in accordance with GAAP. There are several limitations related to the use of our non-GAAP financial measures as compared to the closest comparable GAAP measures. Some of these limitations include: • our non-GAAP net income and non-GAAP EPS attributable to common stockholders – diluted measures exclude the impact of the remeasurement of our net deferred tax assets following the adoption of the Tax Cuts and Jobs Act (“Tax Act”); • our non-GAAP net income, adjusted EBITDA and non-GAAP EPS attributable to common stockholders – diluted measures exclude the remeasurement of the preferred stock warrant liability, which is a non-cash expense incurred in the periods prior to the completion of our initial public offering; • adjusted EBITDA excludes the recurring, non-cash expenses of depreciation and amortization of property and equipment and, although these are non-cash expenses, the assets being depreciated and amortized may have to be replaced in the future; • adjusted EBITDA does not reflect our tax provision, which reduces cash available to us; • adjusted EBITDA excludes interest income and other income, net, as these items are not components of our core business; and • free cash flow does not represent the total residual cash flow available for discretionary purposes and does not reflect our future contractual commitments. 13

We define adjusted EBITDA as net income excluding interest income, other income, net, provision for income taxes, depreciation and amortization, and, when present, the remeasurement of preferred stock warrant liability. The following table presents a reconciliation of net income, the most comparable GAAP financial measure, to adjusted EBITDA for each of the periods presented: For the Three Months Ended For the Nine Months Ended (in thousands) April 27, 2019 April 28, 2018 April 27, 2019 April 28, 2018 Adjusted EBITDA reconciliation: Net income $ 7,048 $ 9,487 $ 29,702 $ 26,616 Add (deduct): Interest income (1,463) (111) (4,032) (147) Other income, net (391) (98) (964) (97) Provision (benefit) for income taxes (9,761) 474 (2,965) 19,221 Depreciation and amortization 4,257 2,650 11,441 7,538 Remeasurement of preferred stock warrant liability — — — (10,685) Adjusted EBITDA $ (310) $ 12,402 $ 33,182 $ 42,446 We define non-GAAP net income as net income excluding, when present, the remeasurement of preferred stock warrant liability and the remeasurement of our net deferred tax assets in relation to the adoption of the Tax Act. The following table presents a reconciliation of net income, the most comparable GAAP financial measure, to non- GAAP net income for each of the periods presented: For the Three Months Ended For the Nine Months Ended (in thousands) April 27, 2019 April 28, 2018 April 27, 2019 April 28, 2018 Non-GAAP net income reconciliation: Net income $ 7,048 $ 9,487 $ 29,702 $ 26,616 Add (deduct): Remeasurement of preferred stock warrant liability — — — (10,685) Impact of Tax Act (1) — — — 4,730 Non-GAAP net income $ 7,048 $ 9,487 $ 29,702 $ 20,661 (1) The U.S. government enacted comprehensive tax legislation in December 2017. This resulted in a net charge of $4.7 million for the nine months ended April 28, 2018, due to the remeasurement of our net deferred tax assets for the reduction in tax rate from 35% to 21%. The adjustment to non-GAAP net income only includes this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on current year earnings. 14

We define non-GAAP EPS attributable to common stockholders - diluted as EPS attributable to common stockholders - diluted excluding, when present, the per share impact of the remeasurement of preferred stock warrant liability and the remeasurement of our net deferred tax assets in relation to the adoption of the Tax Act. The following table presents a reconciliation of EPS attributable to common stockholders – diluted, the most comparable GAAP financial measure, to non-GAAP EPS attributable to common stockholders – diluted for each of the periods presented: For the Three Months Ended For the Nine Months Ended (in dollars) April 27, 2019 April 28, 2018 April 27, 2019 April 28, 2018 Non-GAAP earnings per share attributable to common stockholders – diluted reconciliation: Earnings per share attributable to common stockholders – diluted $ 0.07 $ 0.09 $ 0.29 $ 0.15 Per share impact of the remeasurement of preferred stock warrant liability(1) — — — — Per share impact of Tax Act(2) — — — 0.07 Non-GAAP earnings per share attributable to common stockholders – diluted $ 0.07 $ 0.09 $ 0.29 $ 0.22 (1) For the three and nine months ended April 28, 2018, the preferred stock warrant liability was dilutive and included in EPS attributable to common stockholders – diluted. Therefore, it is not an adjustment to arrive at non-GAAP EPS attributable to common stockholders – diluted. (2) The U.S. government enacted comprehensive tax legislation in December 2017. This resulted in a net charge of $4.7 million for the nine months ended April 28, 2018, due to the remeasurement of our net deferred tax assets for the reduction in tax rate from 35% to 21%. The adjustment to non-GAAP EPS attributable to common stockholders – diluted only includes this transitional impact. It does not include the ongoing impacts of the lower U.S. statutory rate on current year earnings. We define free cash flow as cash flows provided by operating activities reduced by purchases of property and equipment that are included in cash flows used in investing activities. The following table presents a reconciliation of cash flows provided by operating activities, the most comparable GAAP financial measure, to free cash flow for each of the periods presented: For the Nine Months Ended (in thousands) April 27, 2019 April 28, 2018 Free cash flow reconciliation: Cash flows provided by operating activities $ 75,208 $ 61,496 Deduct: Purchases of property and equipment (24,517) (12,026) Free cash flow $ 50,691 $ 49,470 Cash flows used in investing activities $ (233,754) $ (12,026) Cash flows provided by financing activities $ 4,934 $ 130,679 15

Forward-Looking Statements This shareholder letter and related conference call and webcast contain forward-looking statements within the meaning of the federal securities laws. All statements other than statements of historical fact could be deemed forward looking, including but not limited to statements regarding our future financial performance, including our guidance on financial results for the fourth quarter and full year of fiscal 2019; market trends, growth, and opportunity; profitability; competition; the timing and success of expansions to our offering and penetration of our target markets, such as the launch of our offering in the United Kingdom; our ability to leverage our engineering and data science capabilities to drive efficiencies in our business and enhance our ability to personalize; our plans related to client acquisition, including any impact on our costs and margins and our ability to determine optimal marketing and advertising methods; and our ability to successfully acquire, engage, and retain clients. These statements involve substantial risks and uncertainties, including risks and uncertainties related to our ability to generate sufficient net revenue to offset our costs; the growth of our market and consumer behavior; our ability to acquire, engage, and retain clients; our ability to provide offerings and services that achieve market acceptance; our data science and technology, stylists, operations, marketing initiatives, and other key strategic areas; risks related to international operations; and other risks described in the filings we make with the Securities and Exchange Commission (“SEC”). Further information on these and other factors that could cause our financial results, performance, and achievements to differ materially from any results, performance, or achievements anticipated, expressed, or implied by these forward-looking statements is included in filings we make with the SEC from time to time, including in the section titled “Risk Factors” in our Quarterly Report on Form 10-Q for the fiscal quarter ended January 26, 2019. These documents are available on the SEC Filings section of the Investor Relations section of our website at: http://investors.stitchfix.com. We undertake no obligation to update any forward-looking statements made in this shareholder letter to reflect events or circumstances after the date of this shareholder letter or to reflect new information or the occurrence of unanticipated events, except as required by law. The achievement or success of the matters covered by such forward-looking statements involves known and unknown risks, uncertainties, and assumptions. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make. You should not rely upon forward-looking statements as predictions of future events. Forward-looking statements represent our management’s beliefs and assumptions only as of the date such statements are made. 16